Exhibit 99.1

Brookline Capital Acquisition Corp.

Apexigen and Brookline Capital Acquisition Corp. Announce Effectiveness of Registration Statement

and Annual Stockholder Meeting to Approve the Proposed Business Combination

SAN CARLOS, CA and NEW YORK, NY – July 18, 2022 – On March 18, 2022 Brookline Capital Acquisition Corp. (“BCAC”), a life-science focused Special Purpose Acquisition Company (“SPAC”) affiliated with Brookline Capital Markets, a division of Arcadia Securities, LLC (“Brookline”), announced a proposed business combination with Apexigen, Inc. (“Apexigen”), a clinical-stage biopharmaceutical company focused on discovering and developing a new generation of antibody therapeutics for oncology.

The transaction values Apexigen at a $205 million net-equity basis and includes a $15 million fully committed PIPE financing (private investment in public equity) that involves the sale of units consisting of one share of BCAC common stock and one-half of one warrant, with each whole warrant entitled to purchase one share of BCAC common stock, at a purchase price of $10.00 per unit. Separate from the PIPE financing, Lincoln Park Capital Fund, LLC (“Lincoln Park Capital”), Apexigen and BCAC have entered into a committed investment agreement under which the combined company would have the right to direct Lincoln Park Capital to purchase up to an aggregate of $50 million of common stock of the combined company over a 24-month period (subject to certain requirements under the investment agreement), providing financing flexibility to the combined company.

On July 5, 2022 the U.S. Securities and Exchange Commission (“SEC”) declared effective BCAC’s registration statement on Form S-4, which includes a proxy statement/prospectus in connection with the BCAC annual stockholder meeting (the “Stockholder Meeting”) to consider matters related to the proposed business combination of Apexigen and BCAC. The Stockholder Meeting will be held on July 27, 2022, as further described below. All BCAC stockholders are urged to read the proxy statement/prospectus carefully in advance of that meeting.

Upon closing of the transaction, BCAC will be renamed Apexigen, Inc. and will be led by Xiaodong Yang, M.D., Ph.D., President and Chief Executive Officer of Apexigen. Dr. Samuel P. Wertheimer, BCAC’s Chairman and Chief Executive Officer, will continue to serve on the Board of Directors of the combined company. Upon closing, the common stock and warrants of the combined company will continue to be listed and traded on the Nasdaq Capital Market under the symbols “APGN” and “APGNW,” respectively.

In advance of the Stockholder Meeting to approve, among other things, the business combination proposal, the BCAC and Apexigen teams welcome 1-on-1 prospective investor meetings, which can be scheduled upon request.

BCAC Stockholder Vote

BCAC’s stockholders of record at the close of business on June 27, 2022, are entitled to vote their shares of BCAC common stock at the Stockholder Meeting, which will take place at 11:00 am Eastern Time on July 27, 2022. BCAC stockholders may attend, vote, and examine the list of BCAC stockholders entitled to vote at the Stockholder Meeting by visiting https://www.cstproxy.com/bcac/2022 and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. In light of public health concerns regarding the coronavirus (“COVID-19”) pandemic, the Stockholder Meeting will be held in virtual meeting format only. You will not be able to attend the Stockholder Meeting physically. To ensure your representation at the Stockholder Meeting, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares.

In connection with the Stockholder Meeting, BCAC stockholders that wish to exercise their redemption rights must do so no later than 5:00 pm Eastern Time on July 25, 2022 (two business days prior to the Stockholder Meeting) by following the procedures as specified in the definitive proxy/prospectus for the Stockholder Meeting. Parties that have purchased shares of common stock of BCAC on or prior to the closing of the markets on July 21, 2022 will be able to elect to redeem those shares as provided for in the BCAC proxy statement. There is no requirement that stockholders affirmatively vote for or against the business combination at the Stockholder Meeting in order to redeem their shares for cash.

About Apexigen, Inc.

Apexigen is a clinical-stage biopharmaceutical company focused on discovering and developing a new generation of antibody therapeutics for oncology, with an emphasis on new immuno-oncology agents that may harness the patient’s immune system to combat and eradicate cancer. Sotigalimab and Apexigen’s other programs were discovered using Apexigen’s proprietary APXiMAB™ antibody discovery platform. This platform has enabled Apexigen and its collaboration partners to discover and develop high-quality therapeutic antibodies against a variety of molecular targets, including targets that are difficult to drug with conventional antibody technologies. Multiple product candidates have been discovered using the APXiMAB platform, one of which is commercially available and the others are in clinical development, either internally by Apexigen or by its licensees. For more information, please visit www.apexigen.com.

Additional Information and Where to Find It

In connection with the proposed business combination, BCAC filed a registration statement on Form S-4 (the “Registration Statement”) containing a definitive proxy statement and definitive prospectus of BCAC. BCAC has mailed a definitive proxy statement/prospectus relating to the proposed business combination to its stockholders as of the record date of June 27, 2022. BCAC’s and Apexigen’s stockholders and other interested persons are advised to read the Registration Statement, including any amendments thereto and other documents filed in connection with BCAC’s solicitation of proxies for the Stockholder Meeting to be held on July 27, 2022 to approve, among other things, the proposed business combination, because those materials contain important information about Apexigen, BCAC and the proposed business combination.

Stockholders may obtain a copy of the proxy statement/prospectus, as well as other documents filed with the SEC by BCAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Patrick Sturgeon, Chief Financial Officer, Brookline Capital Acquisition Corp., 280 Park Avenue, Suite 43W, New York, New York 10017, or by telephone at (646) 603-6716, or by contacting Morrow Sodali LLC, BCAC’s proxy solicitor, toll-free at (800) 662-5200.

Participants in the Solicitation

Apexigen, BCAC and their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from BCAC stockholders in respect of the proposed business combination. Information regarding BCAC’s directors and executive officers as well as the participants in the proxy solicitation and a description of their direct and indirect interests, is contained in the proxy statement/prospectus related to the proposed business combination, which was filed on July 6, 2022, and which can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with respect to the potential therapeutic benefits of Apexigen’s product candidates, the timing, approval and closing of the proposed business combination, and the financing flexibility that may be available under the committed investment agreement with Lincoln Park Capital. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. There can be no assurance that future developments affecting Apexigen or BCAC will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including that the stockholders of BCAC will approve the proposed business combination, the amount of redemptions that BCAC will have from holders of public stock and that all of the conditions to the closing of the proposed business combination will be satisfied. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” in the Registration Statement and in other sections of BCAC’s filings with the SEC, and in BCAC’s current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this press release are based on information available to BCAC and/or Apexigen as of the date hereof, and neither BCAC nor Apexigen assumes any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

BCAC Contact:

Dr. Samuel P. Wertheimer

Chairman & CEO

Brookline Capital Acquisition Corp.

BCAC@brooklinecapmkts.com

Investor Contact:

Bruce Mackle

LifeSci Advisors

+1-646-889-1200

bmackle@lifesciadvisors.com

Apexigen Contact:

Francis Sarena

Chief Operating Officer

Apexigen, Inc.

+1-650-931-6236

fsarena@apexigen.com